UNITED STATES SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 26, 2002

iPrint Technologies, inc. (Exact name of registrant as specified in its charter)

DE	000-29733	77-0436465
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3073 Corvin Drive Santa Clara, CA 95051	94063
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (408) 523-2700

(Former name or former address, if changed since last report) iPrint.com, inc.

Item 5. Other Materially Important Events.

On September 26, 2002 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 7. Financial Statements and Exhibits.

(c) Exhibit 99.1. Press release dated September 26, 2002

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iPrint Technologies, inc. (Registrant)
September 26, 2002 (Date)	/s/ DAVID SELTZER David Seltzer Vice President and Chief Financial Officer